SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. ____)

Filed by the Registrant

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Filed by a Party other than the Registrant

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Check the appropriate box:

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Preliminary Proxy Statement

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Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to §240.14a-12

MILLENNIUM INDIA ACQUISITION COMPANY, INC.

 (Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

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No fee required.

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Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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Title of each class of securities to which transaction applies:

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Aggregate number of securities to which transaction applies:

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Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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Proposed maximum aggregate value of transaction:

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Total fee paid:

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Fee paid previously with preliminary materials.

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Amount Previously Paid:

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Form, Schedule or Registration Statement No.:

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Date Filed:

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MILLENNIUM INDIA ACQUISITION COMPANY, INC.

Notice of Annual Meeting of Stockholders

To the Stockholders:

     The Annual Meeting of Stockholders of Millennium India Acquisition Company, Inc. (the “Fund”) will be held at the offices of SMC Group, at 11/6B Shanti Chamber, Pusa Road, New Delhi, India 110005, on Tuesday, September 15, 2009, at 10:00 a.m. local time, for the following purposes:

    1.  To elect six Directors to serve until the next Annual Meeting of Stockholders or until their successors are duly elected and qualified.

    2.  To ratify the Board’s selection of J.H. Cohn LLP as independent auditors of the Fund.

    3.  To transact such other business as may properly come before the meeting, or any adjournment or adjournments thereof.

     Stockholders of record at the close of business on July 31, 2009 will be entitled to receive notice of and to vote at the meeting.

New York, New York August 10, 2009

By order of the Board

Suhel Kanuga

President

WE NEED YOUR PROXY VOTE

A STOCKHOLDER MAY THINK HIS OR HER VOTE IS NOT IMPORTANT, BUT IT IS VITAL. BY LAW, THE ANNUAL MEETING OF STOCKHOLDERS OF THE FUND WILL HAVE TO BE ADJOURNED WITHOUT CONDUCTING ANY BUSINESS IF LESS THAN A QUORUM IS REPRESENTED. IN THAT EVENT, THE FUND WOULD CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO ACHIEVE A QUORUM. CLEARLY, YOUR VOTE COULD BE CRITICAL TO ENABLE THE FUND TO HOLD THE MEETING AS SCHEDULED, SO PLEASE RETURN YOUR PROXY CARD OR OTHERWISE VOTE PROMPTLY. YOU AND ALL OTHER STOCKHOLDERS WILL BENEFIT FROM YOUR COOPERATION.

MILLENNIUM INDIA ACQUISITION COMPANY, INC.

PROXY STATEMENT

Annual Meeting of Stockholders to be held on Tuesday, September 15, 2009

     This proxy statement is furnished in connection with a solicitation of proxies by the Board of Directors of Millennium India Acquisition Company, Inc. (the “Fund”) to be used at the Annual Meeting of Stockholders of the Fund to be held on Tuesday, September 15, 2009 at 10:00 a.m., at the offices of SMC Group located at 11/6B Shanti Chamber, Pusa Road, New Delhi, India 110005, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders.

Stockholders of record at the close of business on July 31, 2009, are entitled to be present and to vote at the meeting. Stockholders are entitled to one vote for each Fund share held and fractional votes for each fractional Fund share held. It is essential that stockholders complete, date, sign and return the proxy card they receive. Shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon. If the enclosed form of proxy is executed and returned, it nevertheless may be revoked by a proxy given later. To be effective, such revocation must be received prior to the meeting.   This proxy statement and proxy card may be delivered by regular mail or email, depending on fulfillment arrangements in place as of the record date.

In addition, any stockholder who attends the meeting in person may vote by ballot at the meeting, thereby cancelling any proxy previously given.  A quorum is constituted by the presence in person or by proxy of the holders of a majority of the outstanding shares of the Fund entitled to vote at the meeting. If a proposal is to be voted upon by only one class of the Fund’s shares, a quorum of that class of shares (the holders of a majority of the outstanding shares of the class) must be present in person or by proxy at the meeting in order for the proposal to be considered.  As of July 31, 2009, the Fund had outstanding the following number of shares:

____________

     It is estimated that proxy materials will be mailed to stockholders of record on or about August 10, 2009. The principal executive office of the Fund is located at 330 E. 38th Street, New York, New York 10016. Copies of the Fund’s most recent Annual and Semi-Annual Reports are available upon request, without charge, by writing to the Fund c/o Gemini Fund Services, LLC, 450 Wireless Blvd., Hauppauge, New York 11788 or by calling (631) 470-2644.

 Important Notice Regarding Internet Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on September 15, 2009: This proxy statement and copies of the Fund’s most recent Annual Report to Stockholders are available at http://www.sec.gov.

PROPOSAL 1: ELECTION OF DIRECTORS

     It is proposed that stockholders of the Fund consider the election of six Directors to serve until the next Annual Meeting of Stockholders or until their respective successors are duly elected and qualified. The individual nominees (the “Nominees”) proposed for election are listed below. Each Nominee currently serves as a Director of the Fund.

Gul Asrani	Suhel Kanuga
Lawrence Burstein	Thomas Mathew
F. Jacob Cherian	C.P. Krishnan Nair

     Each Nominee has consented to being named in this proxy statement and has agreed to continue to serve as a Director if elected. Biographical information about each Nominee, his ownership of Fund shares and other relevant information, is set forth on Exhibit A hereto.

     The persons named as proxies on the accompanying proxy card intend to vote each such proxy for the election of the Nominees, unless stockholders specifically indicate on their proxies the desire to withhold authority to vote for election to office. It is not contemplated that any Nominee will be unable to serve as a Director for any reason, but if that should occur prior to the meeting, the proxy-holders reserve the right to substitute another person or persons of their choice as nominee or nominees.

Two of the Nominees, Messrs. Kanuga and Cherian, are “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). The remaining four Nominees are “disinterested” or “independent.” As independent directors of investment companies, the four disinterested Directors play a critical role in overseeing fund operations and policing potential conflicts of interest between the Fund, its officers and service providers. The following table presents information about the Nominees including their principal occupations and other board memberships and affiliations. The address of each Nominee is in care of the Fund at 330 E. 38th Street, New York, New York 10016.

     The Fund has standing audit, nominating compensation and pricing committees, each comprised of its Directors who are not “interested persons” of the Fund, as defined in the 1940 Act. The function of the audit committee is (1) to oversee the Fund’s accounting and financial reporting processes and the audits of the Fund’s financial statements and (2) to assist in the Board of Directors’ oversight of the integrity of the Fund’s financial statements, the Fund’s compliance with legal and regulatory requirements and the qualifications, independence and performance of the Fund’s independent registered public accounting firm. A copy of the Fund’s Audit Committee Charter, which describes the audit committee’s purposes, duties and powers, is attached as an Exhibit to the proxy statement.

     The Fund’s nominating committee is responsible for selecting and nominating persons as members of the Board of Directors for election or appointment by the Board and for election by stockholders. A copy of the Fund’s Nominating Committee Charter and Procedures is attached as an Exhibit to the proxy statement.  In evaluating potential nominees, including any nominees recommended by stockholders, the committee takes into consideration the factors listed in the Nominating Committee Charter, including character and integrity, business and professional experience, and whether the committee believes the person has the ability to apply sound and independent business judgment and would act in the interest of the Fund and its stockholders. The committee will consider recommendations for nominees from stockholders submitted to the Secretary of the Fund, 330 E. 38th Street, New York, New York 10016, and including information regarding the recommended nominee as specified in the Nominating Committee Charter.

     The function of the compensation committee is to establish the appropriate compensation for serving on the Board. The Fund also has a pricing committee comprised of the Fund’s officers and independent directors, whose function is to assist in valuing the Fund’s investments.

     The Fund’s audit committee met twice and its nominating committee met once during the fiscal year ended December 31, 2008. The Fund’s compensation and pricing committees met three times during the Fund’s last fiscal year.

     The Fund reimburses Directors for their expenses. The Fund pays remuneration to its officers and Directors, but does not have a bonus, pension, profit-sharing or retirement plan.

     The aggregate amount of compensation paid to each Nominee by the Fund for the fiscal year ended December 31, 2008 is disclosed in Exhibit A hereto.

Quorum and Required Vote

     The holders of a majority of the Fund’s issued and outstanding stock constitutes a quorum, whether in person or by proxy.  Where a quorum is present, the election of a Nominee requires the affirmative vote of a majority of votes cast at the Fund’s meeting for the election of Directors.

PROPOSAL 2: RATIFICATION OF SELECTION OF

 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

It is proposed that stockholders of the Fund consider the ratification of J. H. Cohn LLP as the Fund’s independent auditors.

The 1940 Act requires that the Fund’s independent registered public accounting firm (the “independent auditors” or “auditors”) be selected by a majority of those Directors who are not “interested persons” (as defined in the 1940 Act) of the Fund. The audit committee has direct responsibility for the appointment, compensation, retention and oversight of the Fund’s independent auditors. At a meeting held on February 12, 2009, the Fund’s audit committee approved and the Fund’s Board, including a majority of those Directors who are not “interested persons” of the Fund, ratified and approved the selection of J. H. Cohn LLP (“JHC”) as the Fund’s independent auditors for the fiscal year ending December 31, 2009. JHC, a major international accounting firm, has acted as independent auditors of the Fund since the Fund’s organization. After reviewing the Fund’s audited financial statements for the fiscal year ended December 31, 2008, the Fund’s audit committee recommended to the Fund’s Board that such statements be included in the Fund’s Annual Report to stockholders. A copy of the committee’s report is attached as Exhibit B to this proxy statement.

Independent Auditor Fees and Services

     The following chart reflects fees paid to JHC in the Fund’s last two fiscal years.  All services provided by JHC were pre-approved as required.

Fund[1]
Audit Fees	$30,000/$30,000
Audit-Related Fees[2]	$60,000/$35,000

1 For the Fund’s fiscal years ended December 31, 2007/December 31, 2008.2 Services to the Fund consisted of (i) quarterly reviews and (ii) review of Form N-2.

Audit Committee Pre-Approval Policies and Procedures. The Fund’s audit committee has established policies and procedures (the “Policy”) for pre-approval (within specified fee limits) of JHC’s engagements for non-audit services to the Fund and Service Affiliates without specific case-by-case consideration. Pre-approval considerations include whether the proposed services are compatible with maintaining JHC’s independence. The Policy and services covered therein are considered annually. In addition, proposed services requiring pre-approval but not covered by the Policy are considered from time to time as necessary.

Auditor Independence. The Fund’s audit committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which did not require pre-approval are compatible with maintaining JHC’s independence.

Service Providers

Gemini Fund Services, LLC, located at 450 Wireless Blvd, Hauppauge, New York 111788, serves as the Fund’s administrator and accountant.

First National Bank of Omaha located at 1620 Dodge Street, Stop 1080, Omaha, NE 68197, acts as Custodian for the assets of the Fund.

American Stock Transfer and Trust Company, located at 6201 15th Avenue, Brooklyn, NY  11219 serves as the Fund’s Transfer Agent.

Quorum and Required Vote

     The holders of a majority of the Fund’s issued and outstanding stock constitutes a quorum, whether in person or by proxy.  Where a quorum is present, the ratification of the Board’s selection of the Fund’s independent auditors requires the affirmative vote of a majority of votes cast at the Meeting for this Proposal 2.

Voting Information

     To vote, please complete, date and sign the enclosed proxy card and mail it in the enclosed postage-paid envelope. The Fund will bear the cost of soliciting proxies. In addition to the use of the mails, proxies may be solicited personally or by telephone, and the Fund may pay persons holding shares of the Fund in their names or those of their nominees for their expenses in sending soliciting materials to their principals. Authorizations to execute proxies may be obtained by fax or by telephonic instructions in accordance with procedures designed to authenticate the stockholder’s identity. In all cases where a telephonic proxy is solicited, the stockholder will be asked to provide or confirm certain identifiable information and to confirm that the stockholder has received the Fund’s proxy statement and proxy card in the mail. Within 72 hours of receiving a stockholder’s solicited telephonic voting instructions, a confirmation will be sent to the stockholder to ensure that the vote has been taken in accordance with the stockholder’s instructions and to provide a telephone number to call immediately if the stockholder’s instructions are not correctly reflected in the confirmation. Shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon, and if no voting instructions are given, shares will be voted “FOR” the proposals.

     If a proxy is properly executed and returned accompanied by instructions to withhold authority to vote, represents a broker “non-vote” (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares of the Fund on a particular matter with respect to which the broker or nominee does not have discretionary power) or marked with an abstention (collectively, “abstentions”), the Fund’s shares represented thereby will be considered to be present at the meeting for purposes of determining the existence of a quorum for the transaction of business. Under Delaware law, abstentions do not constitute a vote “for” or “against” a matter and will be disregarded in determining “votes cast” on an issue.

OTHER MATTERS

Change of Fund Name

     Stockholders are hereby informed that, at a Board meeting of the Fund held on August __, 2009, the Board approved the change of the Fund’s name from “Millennium India Acquisition Company Inc.” to “Millennium India Investment Company Inc.”  This change is scheduled to take effect on or about October 1, 2009, after the proper amendments or other filings are made with the State of Delaware, NASDAQ, the SEC and any other relevant regulatory agencies.

     The Fund’s Board is not aware of any other matter which may come before the meeting. However, should any such matter properly come before the meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy in accordance with their judgment on such matter.

     Proposals that stockholders wish to include in the Fund’s proxy statement for the Fund’s next Annual Meeting of Stockholders must be sent to and received by the Fund no later than December 30, 2009 at the principal executive offices of the Fund at 330 E. 38th Street New York, New York 10016, Attention: Secretary of the Fund. The date after which notice of a stockholder proposal is considered untimely, except as otherwise permitted under applicable law, is March 15, 2010.

     Stockholders who wish to communicate with Directors should send communications to the attention of the Secretary of the Fund, 330 E. 38th Street, New York, New York 10016, and communications will be directed to the Director or Directors indicated in the communication or, if no Director or Directors are indicated, to the Chairman of the Board of Directors.

NOTICE TO BANKS, BROKER/DEALERS AND VOTING TRUSTEES AND THEIR NOMINEES

     Please advise the Fund, in care of the Fund’s Transfer Agent, American Stock Transfer and Trust Company, 6201 15th Avenue, Brooklyn, NY  11219, whether other persons are the beneficial owners of the shares for which proxies are being solicited and, if so, the number of copies of the proxy statement and other soliciting material you wish to receive in order to supply copies to the beneficial owners of shares.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED STAMPED ENVELOPE.

Important Notice Regarding Internet Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on September 15, 2009: This proxy statement and copies of the Fund’s most recent Annual Report to Stockholders are available at http://www.sec.gov.

Dated: August 10, 2009

EXHIBIT A

This Exhibit A sets forth information regarding the Nominees for election at this meeting, Board and committee meetings and share ownership.

The following table presents information about the Nominees, including their principal occupations and other board memberships and affiliations. The address of each Nominee is in care of the Fund at 330 E. 38th Street, Suite 30F, New York, New York 10016. The Nominees will continue to serve as Directors of the Fund after the meeting.

Nominees(a)

Name, Address and Year of Birth	Position(s) Held with Trust and Length of Time Served	Term of Office	Principal Occupation(s) During the Past 5 Years	Number of Funds in the Fund Complex(b) Overseen by Nominee for Trustee	Other Public Directorships Held by the Nominee
F. Jacob Cherian(c) 43	Chairman, Chief Executive Officer, Principal Executive Officer & Interested Director	1 year term; served since inception.	Private Investor; Adjunct Professor of International Finance, St. John’s University, Tobin College of Business. Formerly, Partner, Computer Sciences Corporation; Director, KPMG LLP / KPMG Consulting.	1	Director, SMC, since January 2008.
Suhel Kanuga(c) 34	President, Chief Financial Officer, Chief Compliance Officer, Principal Accounting Officer, Principal Financial Officer, Treasurer, Secretary and Interested Director	One year term; served since inception	Private Investor. Formerly, Principal, Computer Sciences Corporation; Manager, KPMG LLP.	1	Director, SMC, since January 2008
Gul Asrani(d) 70	Independent Director	1 year term; served since inception.	Managing Director and Chairman, Kaymo Industries (manufacturing), since 1959; Partner, Kaymo Fasteners Co. (manufacturing and distribution), since 1996.	1	Director, Shree Laxmi Wollen Mills Estate Ltd.
Lawrence Burstein 66	Independent Director	1 year term; served since inception.	President and Principal Stockholder, Unity Venture Capital Associates Ltd., since January 1996; Director, THQ, Inc., since January 1991; and Director, Atrinsic, Inc., since April 1998.	1	ID Systems, Inc., since January 1997; and CAS Medical Systems, since January 1985.
Thomas Mathew 66	Independent Director	1 year term; served since Jan. 25, 2008.	Retired.	1	None.
C.P. Krishnan Nair 86	Independent Director	1 year term; served since inception.	Founder and Chairman, Leela Hotel Group, since 1957.	1	Leela Hotel Group

(a) “Independent Directors” are those Directors who are not “Interested Persons” (as defined in Section 2(a)(19) of the 1940 Act), and “Interested Directors” are those Directors who are “Interested Persons” of the Fund.

(b) The term “Fund Complex” as used herein references the Fund and no other registered investment companies.

(c) Each of Messrs. Cherian and Kanuga is an “Interested Person” of the Fund due to his position as an officer of the Fund.

(d) The Director has authorized the Fund as agent in the United States to receive notice. The Fund’s address is: c/o Millennium India Acquisition Company Inc., 330 East 38th Street, Suite 30F, New York, New York 10016.

     The table below indicates the dollar range of each Nominee’s ownership of shares of the Fund’s Common Stock as of December 31, 2008.

Name of Director	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies
Gul Asrani	$10,001-$50,000	N/A
Lawrence Burstein	Over $100,000	N/A
F. Jacob Cherian	Over $100,000	N/A
Suhel Kanuga	Over $100,000	N/A
Thomas Mathew	None	N/A
C.P. Krishnan Nair	$10,001-$50,000	N/A

    No Independent Directors or any of their immediate family members (i.e., spouse, child residing in their household and certain dependents), owned beneficially any interests in an investment adviser or principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Fund as of December 31, 2008

PERTAINING TO THE BOARD

•

The Fund held 4 Board meetings during the last fiscal year.

•

The Fund does not have a formal policy regarding Directors’ attendance at annual meetings of stockholders.  Three of the Directors attended last year’s annual meeting.

All Nominees attended at least 75% of all Board and committee meetings, as applicable, held in the last fiscal year during the period for which they were Board members.

Compensation Table.

The aggregate amount of compensation paid to each Nominee by the Fund for the fiscal year ended December 31, 2008 was as follows:

Name of Person, Position	Aggregate Compensation from Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund and Fund Complex Paid to Directors
Gul Asrani Director	$25,000	None	N/A	None(a)
Lawrence Burstein Director and Chairman of Pricing Committee	$25,000	None	N/A	$25,000
F. Jacob Cherian Director, Chairman and Chief Executive Officer	$250,000 (b)	None	N/A	$250,000 (b)
Suhel Kanuga Director, President, Chief Financial Officer, Chief Compliance Officer, Principal Accounting Officer, Principal Financial Officer, Treasurer & Secretary	$250,000 (b)	None	N/A	$250,000 (b)
Thomas Mathew Director and Chairman of the Audit Committee and Nominating and Compensation Committee	$25,000	None	N/A	$25,000(b)
C.P. Krishnan Nair Director	None	None	N/A	None(a)

(a) Mr.  Nair has disclaimed any interest in compensation from the Fund to which he is otherwise entitled for his services as Independent Director.

(b) Beginning in 2008, officers of the Fund receive compensation in their capacity as employees of the Fund but do not receive any compensation for their services as Directors of the Fund. This payment may be paid in advance as a lump sum at the option of the officers. The officers received no compensation for their services for the fiscal year ended December 31, 2007. Beginning on January 1, 2009, Messrs. Kanuga and Cherian have deferred 30% of the compensation they are entitled to receive for serving as officers of the Fund until such time as a liquidity event takes place, whereupon the proceeds of such a liquidity event would be used to pay any and all such accumulated deferred compensation.

PART III

 Part III sets forth information for the Fund regarding the beneficial ownership of its shares as of July 31, 2009, by the Nominees of the Fund owning shares on such date and by any shareholders owning 5% or more of the Fund’s outstanding shares.

     As of July 31, 2009, the Fund’s Directors and officers, as a group, owned 8.04% of the Fund’s outstanding shares. As of July 31, 2009, the following Directors and officers owned shares of Common Stock of the Fund as indicated below:

Name of Beneficial Owner and Director	Amount of Beneficial Ownership	Percentage Ownership
F. Jacob Cherian*(1)(2)(14)	265,304	3.2%
Suhel Kanuga*(1)(3)(14)	265,304	3.2%
Lawrence Burstein**(4)(5)(15)	88,452	1.08%
C.P. Krishnan Nair** (6)	24,067	0.29%
Gul Asrani**	18,008	0.22%
All Directors and executive officers as a group	661,135	8.04%
Fir Tree Master Value Fund, LP and Fir Tree Capital Opportunity Master Fund, LP (7)	[ ]	[ ]
Hound Partners, LLC (8)	[ ]	[ ]
Ionic Capital Partners LP (9)	[ ]	[ ]
Hartz Capital, Inc. and Hartz Capital Investments, LLC (10)	[ ]	[ ]
Aldebaran Investments, LLC (12)	[ ]	[ ]
MLR Capital Offshore Master Fund, Ltd. (13)	[ ]	[ ]

  These amounts include shares subject to certain put call agreements between Messrs Kanuga, Berstein and Cherian and certain other shareholders of the company.

* Director and officer of the Fund.

** Independent Director of the Fund.

[The total number of shares of common stock outstanding are 7,920,587.

In addition, there are 299,288 Units consisting of one share of common stock and one warrant.

Therefore, total common stock for purposes of the above calculations is  8.219,275.]

Section 16(a) Beneficial Ownership Reporting Compliances

     To the Fund’s knowledge, all of its officers, Directors and holders of more than 10% of its Common Stock  complied with all filing requirements under Section 16(a) of the Securities Exchange Act of 1934, as amended, during the fiscal year ended December 31, 2008. In making this disclosure, the Fund has relied solely on written representations of such persons and on copies of reports that have been filed with the Securities and Exchange Commission.

EXHIBIT B

REPORT OF THE AUDIT COMMITTEE Millennium India Acquisition Company, Inc. (the “Fund”)

     The audit committee oversees the Fund’s financial reporting process on behalf of the board of directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the committee reviewed the audited financial statements in the Annual Report with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

     The committee reviewed with the independent registered public accounting firm (the “independent auditors” or “auditors”), who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Fund’s accounting principles and such other matters as are required to be discussed with the committee under the standards of the Public Company Accounting Oversight Board (United States) (“PCAOB”). In addition, the committee has discussed with the independent auditors the auditors’ independence from management and the Fund including the auditors’ letter and the matters in the written disclosures required by the PCAOB, and considered the compatibility of non-audit services with the auditors’ independence.

     The committee discussed with the independent auditors the overall scope and plan for the audit. The committee meets with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Fund’s internal controls, and the overall quality of the Fund’s financial reporting.

     In reliance on the reviews and discussions referred to above, the committee recommended to the board of directors (and the board has approved) that the audited financial statements for the Funds be included in the Fund’s Annual Report to Stockholders for the year ended December 31, 2008.

Thomas Matthew, Audit Committee Chair	Gul Asrani , Audit Committee Member
Lawrence Burstein , Audit Committee Member
C.P. Krishnan Nair , Audit Committee Member

MILLENNIUM INDIA ACQUISITION COMPANY INC.

COMMON STOCKHOLDERS
PROXY SOLICITED BY BOARD OF DIRECTORS

The undersigned stockholder of Millennium India Acquisition Company, Inc. (the “Fund”) hereby appoints Messrs. F. Jacob Cherian and Suhel Kanuga as the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of the Fund standing in the name of the undersigned at the close of business on July 31, 2009 at the Annual Meeting of Stockholders to be held at the offices of  SMC Group, at 11/6B Shanti Chamber, Pusa Road, New Delhi, India 110005 commencing at 10:00 a.m.  (local New Delhi time) on Tuesday, September 15, 2009; and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposals, as more fully described in the Proxy Statement for the meeting.

FOLD AND DETACH HERE

MILLENNIUM INDIA ACQUISITION COMPANY INC.

IMPORTANT

Please Act Promptly Sign, Date and Mail your Proxy Card(s) Today.

No matter how many shares you own, your vote is important. Voting can also help the Fund save money. To hold a meeting, a quorum must be represented. Voting today can save the fund the expense of another solicitation for proxies required to achieve a quorum.

Please note that if you hold more than one account in the Fund, a proxy card will be sent to you for each of your accounts. You should sign and return each proxy card in order for all votes to be counted.

Please mark Boxes in blue or black ink.   [ √ ]

 THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS A VOTE FOR THE FOLLOWING:

This proxy will be voted as specified below with respect to the action to be taken on the following proposals.

Proposal 1. To Re-Elect the Fund’s Current Directors	FOR All Nominees Listed below	WITHHOLD AUTHORITY For All Nominees listed below	WITHHELD FOR*
TO VOTE ALL DIRECTORS IN THE SAME MANNER, CHECK A BOX HERE -	[ ]	[ ]	[ ]

01. Gul Asrani	03. F. Jacob Cherian	05. Thomas Mathew
02. Lawrence Burstein	04. Suhel Kanuga	06. C.P. Krishnan Nair

                                                    *WITHELD FOR (Write name(s)  of Nominee(s) in space provided)   ___________________________

	FOR	AGAINST	ABSTAIN
Proposal 2. To ratify the selection of J.H. Cohn LLP as the Fund’s Independent Auditors	[ ]	[ ]	[ ]

IF NO SPECIFICATION IS MADE, THIS PROXY SHALL BE VOTED FOR EACH PROPOSAL.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

Proposal 3. To transact such other business as may properly come before the Special Meeting. Management knows of no other such business.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ON THE REVERSE SIDE.

Please sign, date and return the proxy card promptly using the enclosed envelope. Every properly signed proxy will be voted in the manner specified hereon and, in the absence of specification, will be treated as granting authority to vote “for” each Proposal.

By signing and dating this card, you authorize the proxies to vote on each Proposal as marked. If not marked, the proxies will vote “for” each Proposal and as they see fit on any other matter as may properly come before the special meeting.  If you do not intend to personally attend the special meeting, please complete and mail this card at once in the enclosed envelope.

___________________________                         ____________

SIGNATURE

   DATE

___________________________                         ____________

SIGNATURE (JOINT OWNER)

   DATE

___________________________

TITLE (IF NECESSARY)

Please date and sign name or names to authorize the voting of your shares as indicated above. Where shares are registered with joint owners, all joint owners should sign.  Persons signing as an executor, administrator, trustee or other representative should give full title as such.

Please refer to the proxy statement discussion of these matters.

This proxy is solicited on behalf of the Fund’s Board of Directors, who unanimously recommends that you vote in favor of the Proposal.